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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 31, 2003


           CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of March 1, 2003, providing for the issuance of the Alternative Loan Trust 2003-8CB, Mortgage Pass-Through
                         Certificates, Series 2003-19).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

     Delaware                       333-103029                95-4449516
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  (State or Other                  (Commission             (I.R.S. Employer
   Jurisdiction                     File Number)            Identification No.)
   of Incorporation)


4500 Park Granada
Calabasas, California                                            91302
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(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

          5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Darren Bigby
                                                          -----------------
                                                          Darren Bigby
                                                          Vice President



Dated:  March 31, 2003

                                  Exhibit Index

Exhibit                                                                    Page

5.1        Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1        Tax Opinion of Sidley Austin Brown & Wood LLP (included
           in Exhibit 5.1)                                                   5

23.1       Consent of Sidley Austin Brown & Wood LLP (included in
           Exhibits 5.1 and 8.1)                                             5